Exhibit 10.2

Execution Copy

NINTH AMENDMENT TO CREDIT AGREEMENT

THIS NINTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of this 9th day of November, 2020, by and among SUNNOVA TEP HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), SUNNOVA TE MANAGEMENT, LLC, a Delaware limited liability company, in its capacity as Facility Administrator (the “Facility Administrator”), CREDIT SUISSE AG, NEW YORK BRANCH, in its capacity as Administrative Agent for the Lenders (the “Administrative Agent”), the Lenders and the Funding Agents representing a group of Lenders party to the Credit Agreement (defined below) (together with the Borrower, the Administrative Agent, the Lenders and the Facility Administrator, the “Parties”), and amends that certain Credit Agreement, dated as of September 6, 2019, as amended by that certain First Amendment to Credit Agreement, dated as of December 2, 2019, as further amended by that certain Consent and Second Amendment to Credit Agreement, dated as of December 31, 2019, as further amended by that certain Third Amendment to Credit Agreement, dated as of January 31, 2020, as further amended by that certain Fourth Amendment to Credit Agreement, dated as of February 28, 2020, as further amended by that certain Fifth Amendment to Credit Agreement, dated as of March 31, 2020, as further amended by that certain Omnibus Amendment, dated as of May 14, 2020, as further amended by that certain Seventh Amendment to Credit Agreement, dated as of June 26, 2020, and as further amended by that certain Eighth Amendment to Credit Agreement, dated as of October 28, 2020 (as may be further amended, modified, restated, supplemented or extended prior to the date hereof, the “Credit Agreement”), by and among the Borrower, the Facility Administrator, the Administrative Agent, the Lenders and the Funding Agents representing a group of Lenders party thereto, Wells Fargo Bank, National Association, in its capacity as Paying Agent, and U.S. Bank National Association, in its capacity as Verification Agent. Capitalized terms used herein have the meanings set forth in the Credit Agreement.

RECITALS

WHEREAS, the Parties hereto desire to amend the Credit Agreement in accordance with Section 10.2(A) thereof as set forth in Section 1 hereof.

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.    Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 2:

(i)    The following provisions of the Credit Agreement in effect immediately prior to the date hereof are hereby amended to delete the red, stricken text (indicated textually in the same manner as the following example: ~~stricken text~~)

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

and to add the blue, double underlined text (indicated in the same manner as the following example: underlined text) as:

Provision	Amended and Restated Language
Exhibit A – Definition of “Borrowing Base”	“Borrowing Base” shall mean, as of any date of determination, the product of (x)(a) the Aggregate Discounted Solar Asset Balance minus (b) the Excess Concentration Amount times (y)(1) with respect to Solar Assets not owned by TEP IV-G and included in clause (x), (a) ~~with respect to~~if such Solar Assets are not ~~other than~~ Puerto Rico Solar Assets or Substantial Stage Solar Assets ~~included in clause (x)~~, 87.500%, (b) ~~with respect to~~if such Solar Assets are ~~to~~ Puerto Rico Solar Assets ~~other than~~that are not Substantial Stage Solar Assets ~~included in clause (x)~~, 75.000%, and (c) ~~with respect to~~if such Solar Assets are Substantial Stage Solar Assets ~~included in clause (x)~~, 70.000% and (2) with respect to Solar Assets owned by TEP IV-G and included in clause (x), (a) if such Solar Assets are not Puerto Rico Solar Assets or Substantial Stage Solar Assets, 65.000%, (b) if such Solar Assets are Puerto Rico Solar Assets that are not Substantial Stage Solar Assets, 55.714%, and (c) if such Solar Assets are Substantial Stage Solar Assets, 52.000%.

Exhibit A – Definition of “Class A Borrowing Base”	“Class A Borrowing Base” shall mean, as of any date of determination, the product of (i) the Borrowing Base as of such date and (ii) (a) if the Borrowing Base is attributable to Solar Assets owned by TEP IV-G, [***] and (b) if the Borrowing Base is attributable to Solar Assets not owned by TEP IV-G, [***].

Exhibit A – Definition of “Class B Aggregate Borrowing Base”	“Class B Aggregate Borrowing Base” shall mean, as of any date of determination, the product of (i) the Borrowing Base as of such date and (ii) (a) if the Borrowing Base is attributable to Solar Assets owned by TEP IV-G, [***] and (b) if the Borrowing Base is attributable to Solar Assets not owned by TEP IV-G, [***].

Exhibit A – Definition of “Projected SREC Hedge Ratio”	“Projected SREC Hedge Ratio” shall mean, with respect to a state and SREC Year, the quotient (expressed as a percentage) of (i) the sum of all SRECs to be delivered for such SREC Year (or portion of an SREC Year remaining) under Hedged SREC Agreements for such state, divided by (ii) SRECs that are available for delivery in such SREC Year (or portion of an SREC Year remaining) in such state, as calculated by the Administrative Agent; provided, that PV Systems owned by TEP IV-G will not be included in the calculation of SRECs available for delivery. For the avoidance of doubt, only PV Systems that have been certified for SREC production will be included in the calculation of SRECs available for delivery.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(ii)    Exhibit A to the Credit Agreement shall be amended by adding the following definition of “TEP IV-G” in the appropriate alphabetical order:

““TEP IV-G” shall mean Sunnova TEP IV-G, LLC, a Delaware limited liability company.”

(iii)    Exhibit A to the Credit Agreement shall be amended by adding the following definition of “TEP IV-G Closing Date” in the appropriate alphabetical order:

““TEP IV-G Closing Date” shall mean November 9, 2020.”

(iv)    Exhibit A to the Credit Agreement shall be amended by adding the following definition of “TEP IV-G Takeout Transaction Failure” in the appropriate alphabetical order:

““TEP IV-G Takeout Transaction Failure” shall mean the failure of TEP IV-G and the Managing Member of TEP IV-G to be included in the first Takeout Transaction immediately following the earliest of (i) October 31, 2021, (ii) the occurrence of the “Completion Deadline” (under and as defined in the Financing Fund LLCA of TEP IV-G) and (iii) the occurrence of the “Placed-in-Service Date” (under and as defined in the Financing Fund LLCA of TEP IV-G) with respect to the last “Project” (as defined in the Financing Fund LLCA of TEP IV-G).”

(v)    Schedule I to the Credit Agreement shall be amended by adding the following paragraph 46 thereto:

“46.    TEP IV-G. If such Solar Asset is owned by TEP IV-G:

a.	a TEP IV-G Takeout Transaction Failure has not occurred; and

b.	the “Class A Capital Contribution Commitment” (as defined in the Financing Fund LLCA of TEP IV-G) has not been increased since the TEP IV-G Closing Date.”

(vi)    Schedule I, Schedule II-A and Schedule II to Exhibit B-1 to the Credit Agreement shall be deleted in its entirety and replaced with Exhibit A hereto.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

2.    Conditions Precedent to Amendment. The effectiveness of this Amendment shall be the date on which the following conditions precedent have been satisfied (as determined by the Administrative Agent):

(A)    Amendment Documents. The Administrative Agent shall have received a copy of this Amendment duly executed by the parties hereto.

(B)    Representations and Warranties. All of the representations and warranties of the Borrower and the Facility Administrator contained in this Amendment shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date hereof (or such earlier date or period specifically stated in such representation or warranty).

(C)    Legal Opinions. The Administrative Agent and the Lenders shall have received customary opinions from counsel to the Borrower and the Facility Administrator addressing authorization and enforceability of this Amendment and the documents executed in connection therewith and other corporate matters.

(D)    Other Documents. The Borrower shall have provided the Administrative Agent with all other documents reasonably requested by the Administrative Agent.

3.    Representations and Warranties. Each of the Borrower and the Facility Administrator represents and warrants as of the date of this Amendment as follows:

(i)    this Amendment has been duly and validly executed and delivered by such party and constitutes its valid and binding obligation, legally enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable insolvency laws and general principles of equity (whether considered in a proceeding at law or in equity);

(ii)    the execution, delivery and performance by it of this Amendment are within its powers, and do not conflict with, and will not result in a violation of, or constitute or give rise to an event of default under (i) any of its organizational documents, (ii) any agreement or other instrument which may be binding upon it, or (iii) any law, governmental regulation, court decree or order applicable to it or its properties, except, in each case, where such conflict, violation or event of default could not reasonably be expected to result in a Material Adverse Effect;

(iii)    it has all powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted except where the failure to obtain such licenses, authorizations, consents and approvals would not result in a Material Adverse Effect; and

(iv)    the representations and warranties of such party set forth in the Transaction Documents to which it is a party are true and correct in all material respects (except to the extent there are already materiality qualifiers therein) as of the date hereof.

Each of the Borrower and the Facility Administrator represents and warrants that (i) immediately prior to this Amendment, no Potential Default, Event of Default, Potential Amortization Event or Amortization Event has occurred and is continuing and (ii) no Potential Default, Event of Default, Potential Amortization Event or Amortization Event will occur as a result of the execution of this Amendment.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

4.    Effect of Amendment; No Novation. This Amendment shall not in any manner constitute or be construed to constitute a novation, discharge, forgiveness, extinguishment or release of any obligation under the Credit Agreement or the other Transaction Documents or to keep and perform any of the terms, conditions, agreements contained in therein. Except as expressly amended and modified by this Amendment, all provisions of the Credit Agreement shall remain in full force and effect and each reference to the Credit Agreement and words of similar import in the Transaction Documents shall be a reference to the Credit Agreement as amended hereby and as the same may be further amended, supplemented and otherwise modified and in effect from time to time. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Credit Agreement other than as set forth herein. This Amendment is a Transaction Document.

5.    No Release; Ratification of Related Documents; Binding Effect. Nothing contained herein and nothing done pursuant hereto shall affect or be construed to affect or to release the liability of any party or parties whomsoever who may now or hereafter be liable under or on account of the Indebtedness under the Credit Agreement and the other Transaction Documents. Except as expressly provided herein, (i) nothing herein shall limit in any way the rights and remedies of the Secured Parties under the Credit Agreement and the other Transaction Documents, and (ii) the terms and conditions of the Credit Agreement and the other Transaction Documents remain in full force and effect and are hereby ratified and affirmed. The Borrower hereby ratifies and affirms all of its promises, covenants and obligations to promptly and properly pay any and all sums due under the Credit Agreement and the other Transaction Documents, as amended by this Amendment and to promptly and properly perform and comply with any and all of its obligations, duties and agreements pursuant thereto, as modified hereby or in connection herewith. This Amendment shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns.

6.    Entire Agreement; Effectiveness. This Amendment constitutes the entire agreement among the Parties with respect to the matters dealt with herein. All previous documents, undertakings and agreements, whether verbal, written or otherwise, among the Parties with respect to the subject matter of this Amendment, are hereby cancelled and superseded and shall not affect or modify any of the terms or obligations set forth in this Amendment. Upon the execution of this Amendment, this Amendment shall be binding upon and inure to the benefit of the Parties.

7.    Severability. Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting the validity or enforceability of any provision in any other jurisdiction.

8.    Incorporation By Reference. Sections 10.9 (Governing Law), 10.10 (Jurisdiction), 10.11 (Waiver of Jury Trial), 10.20 (Non-Petition) and 10.21 (Non-Recourse) of the Credit Agreement hereby are incorporated by reference as if fully set forth in this Amendment mutatis mutandis.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

9.    Counterparts. This Amendment may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by e-mail in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written above.

SUNNOVA TEP HOLDINGS, LLC, as Borrower

By:	/s/ Walter A. Baker
Name:	Walter A. Baker
Title:	Executive Vice President, General Counsel and Secretary

SUNNOVA TE MANAGEMENT, LLC, as Facility Administrator

By:	/s/ Walter A. Baker
Name:	Walter A. Baker
Title:	Executive Vice President, General Counsel and Secretary

[Signature Page to Sunnova TEP IV Warehouse Credit Agreement Ninth Amendment]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

CREDIT SUISSE AG, NEW YORK BRANCH, as Administrative Agent and as a Funding Agent

By:	/s/ Erin McCutcheon
	Name:	Erin McCutcheon
	Title:	Director

By:	/s/ Patrick Duggan
	Name:	Patrick Duggan
	Title:	Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Erin McCutcheon
	Name:	Erin McCutcheon
	Title:	Authorized Signatory

By:	/s/ Patrick Duggan
	Name:	Patrick Duggan
	Title:	Authorized Signatory

[Signature Page to Sunnova TEP IV Warehouse Credit Agreement Ninth Amendment]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

ALPINE SECURITIZATION LTD., as a Conduit Lender

By:	CREDIT SUISSE AG, NEW YORK BRANCH, as attorney-in-fact

By:	/s/ Erin McCutcheon
	Name:	Erin McCutcheon
	Title:	Director

By:	/s/ Patrick Duggan
	Name:	Patrick Duggan
	Title:	Vice President

[Signature Page to Sunnova TEP IV Warehouse Credit Agreement Ninth Amendment]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

LIBREMAX OPPORTUNISTIC VALUE MASTER FUND, LP, as a Funding Agent and as a Lender

By:	LibreMax GP, LLC, its general partner

By:	LibreMax Parent GP, LLC, its managing member

By:	/s/ Frank Bruttomesso
Name:	Frank Bruttomesso
Title:	Member

[Signature Page to Sunnova TEP IV Warehouse Credit Agreement Ninth Amendment]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

BOSTON PATRIOT SAINT JAMES ST LLC, as a Lender

BY:	LIBREMAX CAPITAL, LLC, its investment manager

By:	/s/ Frank Bruttomesso
Name:	Frank Bruttomesso
Title:	General Counsel

[Signature Page to Sunnova TEP IV Warehouse Credit Agreement Ninth Amendment]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Exhibit A

SCHEDULE I

Class A Borrowing Base Calculation

1. Aggregate Discounted Solar Asset Balance	$

2. Excess Concentration Amount (see Line 45 of Schedule III)	$

3. Line 1 minus Line 2	$

4. Solar Assets not owned by TEP IV-G that are neither Puerto Rico Solar Assets nor Substantial Stage Solar Assets and are included in Line 3 times 87.500%	$

5. Puerto Rico Solar Assets not owned by TEP IV-G that are not Substantial Stage Solar Assets and are included in Line 3 times 75.000%	$

6. Substantial Stage Solar Assets not owned by TEP IV-G and are included in Line 3 times 70.000%	$

7. Line 4 plus Line 5 plus Line 6	$

8. Solar Assets owned by TEP IV-G that are neither Puerto Rico Solar Assets nor Substantial Stage Solar Assets and are included in Line 3 times 65.000%	$

9. Puerto Rico Solar Assets owned by TEP IV-G that are not Substantial Stage Solar Assets and are included in Line 3 times 55.714%	$

10. Substantial Stage Solar Assets owned by TEP IV-G and are included in Line 3 times 52.000%	$

11. Line 8 plus Line 9 plus Line 10	$

12. Line 7 times [***]	$

13. Line 11 times [***]	$

14. Line 12 plus Line 13 (the “Class A Borrowing Base”)	$

15. The Class A Aggregate Commitment	$[***]

16. The lesser of Line 14 and Line 15	$

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

SCHEDULE II-A

Class B-I Borrowing Base Calculation

1. Aggregate Discounted Solar Asset Balance	$

2. Excess Concentration Amount (see Line 45 of Schedule III)	$

3. Line 1 minus Line 2	$

4. Solar Assets not owned by TEP IV-G that are neither Puerto Rico Solar Assets nor Substantial Stage Solar Assets and are included in Line 3 times 87.500%	$

5. Puerto Rico Solar Assets not owned by TEP IV-G that are not Substantial Stage Solar Assets and are included in Line 3 times 75.000%	$

6. Substantial Stage Solar Assets not owned by TEP IV-G and are included in Line 3 times 70.000%	$

7. Line 4 plus Line 5 plus Line 6	$

8. Solar Assets owned by TEP IV-G that are neither Puerto Rico Solar Assets nor Substantial Stage Solar Assets and are included in Line 3 times 65.000%	$

9. Puerto Rico Solar Assets owned by TEP IV-G that are not Substantial Stage Solar Assets and are included in Line 3 times 55.714%	$

10. Substantial Stage Solar Assets owned by TEP IV-G and are included in Line 3 times 52.000%	$

11. Line 8 plus Line 9 plus Line 10	$

12. Line 7 times [***]	$

13. Line 11 times [***]	$

14. Line 12 plus Line 13	$

15. The Class B-I Aggregate Commitment	$[***]

16. The lesser of Line 14 and Line 15	$

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

SCHEDULE II-B

Class B-II Borrowing Base Calculation

1. Aggregate Discounted Solar Asset Balance	$

2. Excess Concentration Amount (see Line 45 of Schedule III)	$

3. Line 1 minus Line 2	$

4. Solar Assets not owned by TEP IV-G that are neither Puerto Rico Solar Assets nor Substantial Stage Solar Assets and are included in Line 3 times 87.500%	$

5. Puerto Rico Solar Assets not owned by TEP IV-G that are not Substantial Stage Solar Assets and are included in Line 3 times 75.000%	$

6. Substantial Stage Solar Assets not owned by TEP IV-G and are included in Line 3 times 70.000%	$

7. Line 4 plus Line 5 plus Line 6	$

8. Solar Assets owned by TEP IV-G that are neither Puerto Rico Solar Assets nor Substantial Stage Solar Assets and are included in Line 3 times 65.000%	$

9. Puerto Rico Solar Assets owned by TEP IV-G that are not Substantial Stage Solar Assets and are included in Line 3 times 55.714%	$

10. Substantial Stage Solar Assets owned by TEP IV-G and are included in Line 3 times 52.000%	$

11. Line 8 plus Line 9 plus Line 10	$

12. Line 7 times [***]	$

13. Line 11 times [***]	$

14. Line 12 plus Line 13	$

15. The greater of (a) Line 14 minus the Class B-I Aggregate Commitment and (b) zero	$

16. The Class B-II Aggregate Commitment	$[***]

17. The lesser of Line 15 and Line 16	$

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.